IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THIS FORM 8-K IS BEING
           FILED IN PAPER PURSUANT TO A CONTINUING HARDSHIP EXEMPTION.



                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) March 23, 1999
                                                          --------------

                       GE Capital Mortgage Services, Inc.
                  (as Seller and Servicer under the Pooling and
                 Servicing Agreement dated as of March 1, 1999,
                  providing for the issuance of REMIC Mortgage
                    Pass-Through Certificates, Series 1999-3)



                       GE Capital Mortgage Services, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


     New Jersey                    33-5042                  21-0627285
--------------------------------------------------------------------------------
State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)             File Number)             Identification No.)


Three Executive Campus
Cherry Hill, New Jersey                                08002
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code     (609) 661-6100
                                                  ------------------------------

Item 5.   Other Events.

     Attached as Exhibit 1 to this Current Report are certain materials (the "Computational Materials") furnished to the Registrant by Salomon Smith Barney Inc. ("Salomon" as an Underwriter) in respect of certain classes of the Registrant's REMIC Mortgage Pass-Through Certificates, Series 1999-3 (the "Series 1999-3 Certificates"). Certain classes of the Series 1999-3 Certificates are being offered pursuant to a Prospectus dated March 12, 1999, as supplemented by a related Prospectus Supplement dated March 23, 1999 (together, the "Prospectus"), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"), substantially concurrently with the filing of this Current Report. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 filed by the Company and GE Capital Mortgage Funding Corporation (file nos. 333-68951 and 333-68951-01) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

     The Computational Materials were prepared solely by Salomon as an underwriter of certain classes of the Series 1999-3 Certificates, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

     Any statement or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.


Exhibit 1.     Computational Materials (Salomon Smith Barney Inc.)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GE Capital Mortgage Services, Inc.
                                        ----------------------------------
                                                  (Registrant)



Date: March 23, 1999                    By   /s/       Mary Kaplan
      --------------                         ------------------------
                                             Name:     Mary Kaplan
                                             Title:    Vice President

                                  EXHIBIT INDEX



The following exhibits are being filed herewith:


EXHIBIT NO.              DESCRIPTION                                  PAGE
-----------              -----------                                  ----

     1                   Computational Materials                         5
                         (Salomon Smith Barney Inc.)